Securian Funds Trust

Supplement dated February 8, 2017 to the Prospectus of Securian Funds Trust dated April 29, 2016.

On January 6, 2017, shareholders of the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund voted to approve the use of a manager of managers strategy which permits these funds’ investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the Securian Funds Trust Board of Trustees, but without obtaining shareholder approval.

The following paragraphs replace the third paragraph on page 110:

The Trust and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Advantus Capital may select new Fund sub-advisers upon the approval of the Trust’s Board of Trustees but without shareholder approval. Advantus Capital may also change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.

Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Advantus Capital retains ultimate responsibility for the investment performance of each fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective.

Please retain this supplement for future reference.

F88797 02-2017